UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2024

Augmedix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40890	83-3299164
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Sutter Street, Suite 1300

San Francisco, California 94104

(Address of principal executive offices, including zip code)

(888) 669-4885

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AUGX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on July 19, 2024, Augmedix, Inc., a Delaware corporation (“Augmedix” or the “Company”), entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”) with Commure, Inc., a Delaware corporation (“Parent”), and Anderson Merger Sub, Inc., a Delaware corporation and direct wholly-owned subsidiary of Parent (“Merger Sub”). On October 2, 2024 (the “Closing Date”), pursuant to the Merger Agreement, Merger Sub merged with and into the Company (collectively with the other transactions contemplated by the Merger Agreement, the “Merger”), with Augmedix continuing as the surviving corporation of the Merger and a wholly owned subsidiary of Parent. Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of Augmedix’s common stock, par value $0.0001 per share (“Common Stock”), was canceled and converted into the right to receive $2.35 in cash, without interest (the “Merger Consideration”) and subject to any applicable tax withholdings, subject to certain exceptions set forth in the Merger Agreement.

Item 1.02	Termination of Material Definitive Agreement.

Termination of Loan Agreement

On October 2, 2024, in connection with the consummation of the Merger, the Company repaid in full all outstanding obligations due under its Loan and Security Agreement, dated May 4, 2022, by and between the Company, Augmedix Operating Corporation and First-Citizens Bank and Trust Company, a North Carolina state-chartered commercial bank d/b/a Silicon Valley Bank, a division of First-Citizens Bank & Trust Company (the “Loan Agreement”), and all agreements related thereto have been terminated, and all necessary filings will be completed in accordance with the terms of the Loan Agreement.

Termination of Warrant Agreements

In connection with the Merger, the Company and certain holders of unexercised out-of-the-money warrants of the Company agreed to terminate such warrants. Specifically:

•

On September 19, 2024, the Company entered into a termination agreement (the “B. Riley Warrant Termination Agreement”) relating to the warrant to purchase 41,333 shares of Common Stock at an initial exercise price of $3.00 per share (the “B. Riley Warrant”), dated November 13, 2020, issued by the Company to B. Riley Principal Investments, LLC (“B. Riley”). Pursuant to the B. Riley Warrant Termination Agreement, the remaining number of warrants held by B. Riley has been reduced to zero and the B. Riley Warrant was terminated immediately prior to the Effective Time.

•

On September 19, 2024, the Company entered into a termination agreement (the “Stifel Warrant Termination Agreement”) relating to the warrant to purchase 41,333 shares of Common Stock at an initial exercise price of $3.00 per share (the “Stifel Warrant”), dated November 13, 2020, issued by the Company to Stifel, Nicolaus & Company (“Stifel”). Pursuant to the Stifel Warrant Termination Agreement, the remaining number of warrants held by Stifel has been reduced to zero and the Stifel Warrant was terminated immediately prior to the Effective Time.

•

On September 20, 2024, the Company entered into (i) a termination agreement (the “Comerica 2015 Warrant Termination Agreement”) relating to the warrant to purchase 234 shares of Common Stock at an adjusted exercise price of $96.24 per share (the “2015 Comerica Warrant”), dated June 11, 2015, issued by the Company to Comerica Ventures Incorporated (“Comerica”) and (ii) a termination agreement (the “Comerica 2017 Warrant Termination Agreement,” and together with the Comerica 2015 Warrant Termination Agreement, the “Comerica Warrant Termination Agreements”) relating to the warrant to purchase 91 shares of Common Stock at an adjusted exercise price of $106.17 per share (the “2017 Comerica Warrant,” and together with the 2015 Comerica Warrant, the “Comerica Warrants”), dated July 28, 2017, issued by the Company to Comerica. Pursuant to the Comerica Warrant Termination Agreement, the remaining number of warrants held by Comerica has been reduced to zero and the Comerica Warrants were terminated immediately prior to the Effective Time.

•

On September 25, 2024, the Company entered into a termination agreement (the “Harrigan Warrant Termination Agreement”) relating to the warrant to purchase 2,299 shares of Common Stock at an initial exercise price of $3.00 per share (the “Harrigan Warrant”), dated November 13, 2020, issued by the Company to Todd Harrigan. Pursuant to the Harrigan Warrant Termination Agreement, the remaining number of warrants held by Mr. Harrigan has been reduced to zero and the Harrigan Warrant was terminated immediately prior to the Effective Time.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, pursuant to the terms of the Merger Agreement, the Merger was consummated. At the Effective Time, each issued and outstanding share of the Common Stock (other than shares owned by the Company, Parent or Merger Sub or any direct or indirect wholly owned subsidiary of Parent or Merger Sub) was cancelled and extinguished and automatically converted into the right to receive the Merger Consideration.

In addition, pursuant to the terms of the Merger Agreement, at the Effective Time:

•

restricted stock units granted under any of the Company Equity Plans (as defined in the Merger Agreement) (“Company RSUs”) were treated in the following manner: (i) each outstanding Company RSU that was vested at the Effective Time was cancelled and converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of shares of Common Stock subject to such vested Company RSU, multiplied by (B) the Merger Consideration, subject to applicable tax withholdings; and (ii) each outstanding Company RSU that was unvested as of the Effective Time was cancelled and replaced with a right to receive an amount in cash, without interest, equal to the product of (A) the amount of the Merger Consideration, multiplied by (B) the total number of shares of Common Stock subject to such unvested Company RSU, subject to applicable tax withholdings. Such cash amount was generally subject to the same terms and conditions as applied to such unvested Company RSU immediately prior to the Effective Time, including the vesting schedule and applicable continued service conditions;

•

stock options (“Company Options”) or stock appreciation rights (“Company SARs”) granted under any of the Company Equity Plans were treated in the following manner: (i) each Company Option and Company SAR that was vested at the Effective Time was cancelled and converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of shares of Common Stock subject to such vested Company Option or Company SAR, multiplied by (B) the excess, if any, of the Merger Consideration over the applicable per share exercise price attributable to such Company Option or Company SAR, subject to applicable tax withholdings; (ii) each Company Option and Company SAR that was unvested as of the Effective Time was cancelled and replaced with a right to receive an amount in cash, without interest, equal to the product of (A) the aggregate number of shares of Common Stock subject to such unvested Company Option or Company SAR, multiplied by (B) the excess, if any, of the Merger Consideration over the applicable per share exercise price attributable to such Company Option or Company SAR, which cash amount was generally subject to the same terms and conditions as applied to such unvested Company Option or Company SAR immediately prior to the Effective Time, including the vesting schedule and applicable continued service conditions; and (iii) any Company Option or Company SAR with an exercise price that was equal to or greater than the Merger Consideration was cancelled without any cash payment or other consideration being made in respect of such Company Option or Company SAR; and

•

outstanding and unexercised warrants to purchase shares of Company Common Stock (“Company Warrants”) were treated in accordance with the terms of the applicable Company Warrant, as follows: (i) each Company Warrant that, pursuant to the terms of such Company Warrant, expired or terminated as a result of the Merger without consideration expired or terminated immediately prior to the Effective Time without any consideration payable therefor; (ii) each Company Warrant that, pursuant to the terms of such Company Warrant, required a payment to the holder thereof and provided for deemed exercise as a result of the Merger (each, an “In-the-Money Warrant”) was cancelled and automatically converted into the right to receive an amount in cash calculated pursuant to the terms of such In-the-Money Warrant; and (iii) unless otherwise agreed with the holders thereof prior to the Effective Time, each Company Warrant that, pursuant to the terms of such Company Warrant, did not provide for expiration, termination or deemed exercise as a result of the Merger (each, an “Unexercised Warrant”) was converted into a warrant entitling the holder thereof to receive upon exercise an amount in cash calculated pursuant to the terms of such Unexercised Warrants.

The foregoing description of the Merger Agreement and related transactions (including, without limitation, the Merger) does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed by Augmedix as Exhibit 2.1 to its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on July 19, 2024 and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, Augmedix notified The Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and requested that Nasdaq delist the Common Stock on the Closing Date. As a result, trading of Augmedix’s Common Stock on Nasdaq was suspended prior to the opening of trading on Nasdaq on the Closing Date. Augmedix also requested that Nasdaq file a notification of removal from listing and registration on Form 25 with the SEC to effect the delisting of the Common Stock from Nasdaq and the deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the effectiveness of the Form 25, Augmedix intends to file with the SEC a certification and notice of termination on Form 15 to terminate the registration of the Common Stock under the Exchange Act and suspend Augmedix’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 3.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the Merger, each share of Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was converted, at the Effective Time, into the right to receive the Merger Consideration. Accordingly, at the Effective Time, the holders of such shares of Common Stock ceased to have any rights as stockholders of the Company, other than the right to receive the Merger Consideration.

Item 5.01	Change in Control of Registrant.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the consummation of the Merger, a change in control of Augmedix occurred. Following the consummation of the Merger, Augmedix became a wholly owned subsidiary of Parent. The total amount of consideration payable to Augmedix’s equityholders in connection with the Merger was approximately $139 million. The funds used by Parent to consummate the Merger and complete the related transactions came from a combination of equity financing and Parent’s cash on hand.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the Merger, at the Effective Time, Emmanuel Krakaris, Roderick H. O’Reilly, Laurie A. S. McGraw, Jason Krikorian, Margie L. Traylor, William J. Febbo, Ian Shakil and Robert Faulkner each resigned from the board of directors of the Company (and from all of the committees thereof). At the Effective Time, and upon the completion of the Merger, Daniel Brian was appointed as sole director of the Company.

Effective at the completion of the Merger, Tanay Tandon became President and Chief Executive Officer, Daniel Brian became Chief Financial Officer, Treasurer and Secretary and Deepika Bodapati became Chief Operating Officer of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, the certificate of incorporation and bylaws of Augmedix were amended and restated in accordance with the terms of the Merger Agreement. The amended and restated certificate of incorporation and the amended and restated bylaws of Augmedix are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 8.01	Other Events.

On the Closing Date, the Company issued a press release announcing the closing of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

2.1	Agreement and Plan of Merger, dated July 19, 2024, by and among Commure, Inc., Anderson Merger Sub, Inc. and Augmedix, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on July 19, 2024).*

3.1	Second Amended and Restated Certificate of Incorporation of Augmedix, Inc. (effective October 2, 2024).

3.2	Second Amended and Restated Bylaws of Augmedix, Inc. (effective October 2, 2024).

99.1	Press Release, dated October 2, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

All schedules to the Merger Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUGMEDIX, INC.

Date: October 2, 2024	By:	/s/ Daniel Brian
Daniel Brian
Chief Financial Officer, Treasurer and Secretary